Exhibit 10.1

AMENDMENT AGREEMENT

This AMENDMENT AGREEMENT, dated as of June 9, 2014 (this “Amendment Agreement”), is entered into by and among ACTAVIS PLC, a public limited company organized under the Laws of Ireland (“Ultimate Parent”), WARNER CHILCOTT FINANCE, LLC, a Delaware limited liability company (“Warner Chilcott Finance”), ACTAVIS WC 2 S.À R.L (f/k/a WC LUXCO S.À R.L., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand-Duchy of Luxembourg, WARNER CHILCOTT COMPANY, LLC, a limited liability company organized under the laws of the Commonwealth of Puerto Rico, and WARNER CHILCOTT CORPORATION, a Delaware limited liability company (collectively with Actavis WC 2 S.À R.L. and Warner Chilcott Company, LLC, the “Borrowers”), the Lenders under the Existing Term Loan Credit Agreement (as defined below) that are party hereto (such Lenders, the “Consenting Lenders”, and together with the other Lenders, if any, under the Existing Term Loan Credit Agreement that are not party hereto, the “Existing Lenders”), and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1) The Borrowers, Ultimate Parent, Warner Chilcott Finance, the Existing Lenders, the Administrative Agent and the other entities party thereto entered into that certain WC Term Loan Credit and Guaranty Agreement, dated as of August 1, 2013 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Term Loan Credit Agreement”);

(2) In connection with the Acquisition (as defined below), the Borrowers, Ultimate Parent and Warner Chilcott Finance desire to amend and restate the Existing Term Loan Credit Agreement as of the date hereof in the form of the Amended and Restated WC Term Loan Credit and Guaranty Agreement attached as Annex A hereto (the “Amended WC Term Loan Credit Agreement”);

(3) Pursuant to Section 11.01 of the Existing Term Loan Credit Agreement, the amendments contemplated by the Amended WC Term Loan Credit Agreement require the consent of the Required Lenders (as defined in the Existing Term Loan Credit Agreement);

(4) The Consenting Lenders and the Administrative Agent are willing to amend and restate the Existing Term Loan Credit Agreement (including all exhibits and schedules thereto) upon the terms and conditions set forth herein; and

(5) In accordance with Section 11.01 of the Existing Term Loan Credit Agreement, the Administrative Agent, the Consenting Lenders, the Borrowers, Ultimate Parent and Warner Chilcott Finance have each agreed, subject to the terms and conditions stated below, to the transactions described herein.

NOW, THEREFORE, in consideration of the premises and in order to induce the parties hereto to enter into the transactions described herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Administrative Agent, the Consenting Lenders, the Borrowers, Ultimate Parent and Warner Chilcott Finance, hereby agree as follows:

SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings attributed thereto in the Existing Term Loan Credit Agreement.

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SECTION 2. Amendment and Restatement of the Existing Term Loan Credit Agreement. The Administrative Agent, each Consenting Lender, each Borrower, Ultimate Parent and Warner Chilcott Finance hereby agree that, subject solely to satisfaction (or waiver) of the conditions precedent set forth in Section 3 of this Amendment Agreement, the Existing Term Loan Credit Agreement is amended and restated in full as set forth in the form of the Amended WC Term Loan Credit Agreement and shall be replaced and superseded in all respects by the terms and provisions of the Amended WC Term Loan Credit Agreement.

SECTION 3. Conditions of Effectiveness. This Amendment Agreement and amendment and restatement of the Existing Term Loan Credit Agreement in the form of the Amended WC Term Loan Credit Agreement as set forth in Section 2 of this Amendment Agreement shall become effective upon receipt by the Administrative Agent of (i) executed counterparts of this Amendment Agreement by a Responsible Officer of each of the Borrowers, Ultimate Parent and Warner Chilcott Finance, and duly authorized officers of (x) the Administrative Agent and (y) the Consenting Lenders constituting at least the Required Lenders under the Existing Term Loan Credit Agreement and (ii) a certificate signed by a Responsible Officer of Ultimate Parent certifying that, on and as of the date hereof, (A) the representations and warranties contained in Article V of the Amended WC Term Loan Credit Agreement shall be true and correct and (B) no Default has occurred and is continuing.

Upon such effectiveness, this Amendment Agreement and the Amended WC Term Loan Credit Agreement shall be a binding agreement between the parties hereto and thereto (and their permitted assigns under the Existing Term Loan Credit Agreement). The Administrative Agent shall promptly notify Ultimate Parent and the Lenders of the Restatement Effective Date (as defined in in the Amended WC Term Loan Credit Agreement) in writing, and such notice shall be conclusive and binding.

SECTION 4. Representations and Warranties. Each of the Borrowers, Ultimate Parent and Warner Chilcott Finance hereby represents and warrants, on and as of the date hereof, that (i) the execution, delivery and performance by it of this Amendment Agreement has been duly authorized by all necessary corporate action, and (ii) this Amendment Agreement has been duly executed and delivered by it and constitutes a legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to Debtor Relief Laws and the effect of general principals of equity, whether applied by a court of law or equity.

SECTION 5. Execution in Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by facsimile or other form of written electronic communication of an executed counterpart of a signature page to this Amendment Agreement shall be effective as delivery of an original executed counterpart of this Amendment Agreement.

SECTION 6. Governing Law. This Amendment Agreement will be governed by, and construed in accordance with, the law of the State of New York.

SECTION 7. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF

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LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 8. Jurisdiction; Consent to Service of Process.

(a) Each party hereto irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against any other party hereto or any related party of the foregoing in any way relating to this Amendment Agreement or the transactions relating hereto, in any forum other than the courts of the state of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in and such New York State Court or, to the fullest extent permitted by applicable Law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this Amendment Agreement will affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Amendment Agreement or any of the transactions contemplated hereby against the Company or its properties in the courts of any jurisdiction for the purpose of enforcement of a judgment.

(b) Each party hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Amendment Agreement or any of the transactions contemplated hereby in any court referred to in Section 8(a) above. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

ACTAVIS PLC

By:	/s/ R. Todd Joyce
Name: R. Todd Joyce
Title: Chief Financial Officer—Global

WARNER CHILCOTT FINANCE, LLC

By:	/s/ Stephen M. Kaufhold
Name: Stephen M. Kaufhold
Title: Vice President and Treasurer

ACTAVIS WC 2 S.À R.L

/s/ David A. Buchen
By: David A. Buchen
Title: Class A Manager

/s/ Patrick van Denzen
By: Patrick van Denzen
Title: Class B Manager

WARNER CHILCOTT COMPANY, LLC

By:	/s/ Stephen M. Kaufhold
Name: Stephen M. Kaufhold
Title: Vice President and Treasurer

WARNER CHILCOTT CORPORATION

By:	/s/ Stephen M. Kaufhold
Name: Stephen M. Kaufhold
Title: Vice President and Treasurer

Signature Page to WC Term Loan Amendment Agreement

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Robert Rittelmeyer
Name:	Robert Rittelmeyer
Title:	Vice President

BANK OF AMERICA, N.A.,
as Consenting Lender

By:	/s/ Robert LaPorte
Name:	Robert LaPorte
Title:	Director

Signature Page to WC Term Loan Amendment Agreement

JPMORGAN CHASE BANK, N.A.,
as Consenting Lender

By:	/s/ Helene Sprung
Name:	Helene Sprung
Title:	Senior Credit Executive

Signature Page to WC Term Loan Amendment Agreement

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
as Consenting Lender

By:	/s/ Jaime Sussman
Name:	Jaime Sussman
Title:	VP

Signature Page to WC Term Loan Amendment Agreement

Mizuho Bank, Ltd.,
as Consenting Lender

By:	/s/ Bertram H. Tang
Name:	Bertram H. Tang
Title:	Team Leader & SVP

Signature Page to WC Term Loan Amendment Agreement

HSBC Bank USA, National Association,
as Consenting Lender

By:	/s/ Robert Moravec
Name:	Robert Moravec
Title:	Senior Relationship Manager

Signature Page to WC Term Loan Amendment Agreement

Sumitomo Mitsui Banking Corporation,
as Consenting Lender

By	/s/ David W. Kee
Name:	David W. Kee
Title:	Managing Director

Signature Page to WC Term Loan Amendment Agreement

The Royal Bank of Scotland PLC,
as Consenting Lender

By	/s/ William McGinty
Name:	William McGinty
Title:	Director

Signature Page to WC Term Loan Amendment Agreement

SANTANDER BANK, N.A.,
as Consenting Lender

By	/s/ John W. Deegan
Name:	John W. Deegan
Title:	Senior Vice President

Signature Page to WC Term Loan Amendment Agreement

U.S. Bank National Association,
as Consenting Lender

By	/s/ Joseph M. Schnorr
Name:	Joseph M. Schnorr
Title:	Senior Vice President

Signature Page to WC Term Loan Amendment Agreement

WELLS FARGO BANK, NATION ASSOCIATION,
as Consenting Lender

By	/s/ Kirk Tesch
Name:	Kirk Tesch
Title:	Director

Signature Page to WC Term Loan Amendment Agreement

TD Bank, N.A.,
as Consenting Lender

By	/s/ Shivani Agarwal
Name:	Shivani Agarwal
Title:	Senior Vice President

Signature Page to WC Term Loan Amendment Agreement

DNB CAPITAL LLC,
as Consenting Lender

By	/s/ Kristie Li
Name:	Kristie Li
Title:	First Vice President

By	/s/ Bjørn E. Hammerstad
Name:	Bjørn E. Hammerstad
Title:	Senior Vice President

Signature Page to WC Term Loan Amendment Agreement

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED,
as Consenting Lender

By	/s/ Joshua H. Landau
Name:	Joshua H. Landau
Title:	Head of Financial Institutions Group - America

Signature Page to WC Term Loan Amendment Agreement

Annex A

[Form of Amended WC Term Loan Credit Agreement]

See attached.